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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 22, 1998




                          LENFEST COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                      33-96804               23-2094942
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 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)




                      1105 North Market Street, Suite 1300
                                 P. O. Box 8985
                           Wilmington, Delaware 19899
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               (Address of Principal Executive Offices) (Zip Code)




                                 (302) 427-8602
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              (Registrant's telephone number, including area code)
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Item 5. Other Events.

           On May 22, 1998, the Registrant was informed by LMC Lenfest, Inc., an indirect, wholly-owned subsidiary of Tele-Communications, Inc. (collectively, "TCI"), that Leo J. Hindery, Jr., the President and Chief Operating Officer of TCI, replaced William Fitzgerald as one of the two TCI designated representatives on the Board of Directors of the Registrant. As a result, the current composition of the Board of Directors is as follows: H. F. Lenfest, H. Chase Lenfest and Brook J. Lenfest as Lenfest representatives; and John C. Malone and Leo J. Hindery, Jr. as TCI representatives.





                                   Signatures


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Lenfest Communications, Inc.



Dated:  June 3, 1998                  By:  /s/  Samuel W. Morris, Jr.
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                                           Samuel W. Morris, Jr.
                                           Vice President/General Counsel